Statement of Changes in Stockholders’ Equity (USD $)	Total	Common Shares	Additional Paid-In Capital	Deficit Accumulated During the Development Stage
Beginning balance at Jun. 08, 2011	$ 0	$ 0	$ 0	$ 0
Beginning balance (in shares)		1,000,000
Common shares issued for cash	10,000	1,000	9,000	0
Common shares issued for cash (in shares)		1,000,000
Net loss	(1,634)	0	0	(1,634)
Ending balance at Aug. 31, 2011	$ 8,366	$ 1,000	$ 9,000	$ (1,634)
Ending balance (in shares) at Aug. 31, 2011		1,000,000